EATON VANCE FLOATING-RATE MUNICIPAL INCOME FUND

Supplement to Prospectus dated August 1, 2020
as revised February 8, 2021

The following changes are effective June 1, 2021:

1.	The following replaces the table for Eaton Vance Floating-Rate Municipal Income Fund under “Class A Front-End Sales Charge.” in “Sales Charges”:
Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	0.00%**	0.00%**	1.25%**
$500,000 but less than $1,000,000	0.00%**	0.00%**	0.85%**
$1,000,000 but less than $3,000,000	0.00%**	0.00%**	0.75%**
$3,000,000 but less than $5,000,000	0.00%**	0.00%**	0.75%**
$5,000,000 or more	0.00%**	0.00%**	0.50%**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $250,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $250,000 or more as follows: 1.25% on amounts of $250,000 or more but less than $500,000, 0.85% on amounts of $500,000 or more but less than $1 million, 0.75% on amounts of $1 million or more but less than $5 million and 0.50% on amounts of $5 million or more. A contingent deferred sales charge of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.
2.	The following is added under “Reducing or Eliminating Class A Sales Charges.” in “Sales Charges”:

Contingent Deferred Sales Charge. Class A shares purchased at net asset value in amounts of $250,000 or more are subject to a 1.00% contingent deferred sales charge or “CDSC” if redeemed within 18 months of purchase. The CDSC is generally paid to the principal underwriter. The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

3.	The following replaces “Distribution and Service Fees.” under “Sales Charges”:

Distribution and Service Fees. Advisers Class and Class A shares have in effect a Plan under Rule 12b-1 that allow(s) the Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Advisers Class and Class A shares pay distribution and service fees equal to 0.15% of average daily net assets annually. After the sale of shares, the principal underwriter generally receives the distribution and service fees for one year. Thereafter for Class A shares, financial intermediaries generally receive from the principal underwriter 0.15% annually of average daily net assets based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. In the case of distribution and service fees from Advisers Class shares, the principal underwriter may pay a portion of such fees to financial intermediaries pursuant to shareholder servicing or similar agreements with such firms. Although there is no present intention to do so, Class A and Advisers Class shares could pay distribution and service fees of up to 0.25% annually upon Trustee approval. With respect to purchases of Class A shares by certain employer sponsored retirement plans, the financial intermediary receives the above described distribution and service fees from the principal underwriter immediately after the sale. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

April 15, 2021	38271 4.15.21